SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 1995



                         Digital Products Corporation
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              (Exact name of registrant as specified in character)


Florida                           0-9503                     59-1141879
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(State or other jurisdiction    (Commission               (IRS Employer
    of incorporation)            File Number)              Identification No.)



800 N.W. 33rd Street, Pompano Beach, Florida                 33064
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(Address of principal executive offices)                  (Zip Code)


               Registrant's telephone number, including area code:
                                 (305) 783-9600
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Item 5.  Other Events

On December 18, 1995, Digital Products Corporation (the "Company") announced that the Company and Strategic Technologies Inc. have mutually agreed to terminate the previously-announced proposed merger of the two companies since the current market conditions have made the financing aspects of the merger impractical for the parties.

Attached hereto as Exhibit 1 is a press release issued on December 18, 1995 with respect to the termination of the Merger Agreement.

Item 7.  Financial Statement and Exhibits.

     (c)  Exhibits.

          (1)  Press release, dated December 18, 1995, of the Company.






























































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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized,


                                DIGITAL PRODUCTS CORPORATION



                                          /s/ Richard A. Angulo
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Date: December 20, 1995                   Richard A. Angulo
                                          President and Chief Executive Officer